EXHIBIT 99.2
                             PATAPSCO BANCORP, INC.

ITEM 7(b).  PRO FORMA FINANCIAL INFORMATION
-------------------------------------------


I. Unaudited Pro Forma Condensed Combined Statements of Financial Condition as of March 31, 2004.

                                                                                  Pro Forma
                                                                                 Acquisition
                                                                                 Adjustments
                                            Patapsco          Parkville            (Note 1)        Combined
                                            --------          ---------         --------------     --------
                                                                      (In thousands)
Cash....................................  $      18,610      $        8,927     $   (4,193)  a.   $       23,344
Investments.............................         23,347               4,140              3   b.           27,490
Loans receivable, net...................        114,506              33,831            410   c.          148,747
Goodwill & identifiable intangible assets         1,869                   0          1,595   d.            3,464
Premises and equipment..................            969                 332            159   e.            1,460
Other assets............................          5,114               1,409           (624)  f.            5,899
                                          -------------      --------------     -----------        -------------

     Total assets.......................  $     164,415      $       48,639     $   (2,650)        $     210,404
                                          =============      ==============     ===========        =============

Deposits................................        118,741              44,950            364   g.          164,055
Borrowings..............................         26,900                   0              0                26,900
Other liabilities.......................          2,276                 295            380   h.            2,951
                                          -------------      --------------     ----------         -------------

     Total liabilities..................        147,917              45,245            744               193,906

Preferred stock.........................          2,462                   0              0                 2,462
Common equity...........................         14,036               3,394         (3,394)  i.           14,036
                                          -------------      --------------     -----------        -------------

     Total liabilities and equity.......  $     164,415      $       48,639     $   (2,650)        $     210,404
                                          =============      ==============     ===========        =============

Note 1. The unaudited pro forma condensed combined statements of financial condition have been prepared to reflect the acquisition of Parkville Federal by Patapsco Bancorp, Inc. for an aggregate price of $4.2 million, representing $62.51 per share of Northfield common stock.

          a. The change in cash represents the aggregate purchase price of $4,192,733 or $62.51 per share cash consideration paid for each share of Parkville.
          b.   Represents   the  market  value   adjustment  to  the  investment
               portfolio.
          c.   Represents the market value adjustment to the loan portfolio.
          d. Goodwill and other intangible assets includes goodwill of $1.1 million representing the cost in excess of fair value of net assets acquired and a core deposit intangible of $0.5 million.
          e.   Adjust  premises and  equipment  of  Parkville to estimated  fair value.
          f. The adjustment to other assets represents prepaid merger expenditures transferred to goodwill and a deferred tax asset created by market value adjustments.
          g.   Represents the market value adjustment to Parkville's deposits.

          h. The adjustment to other liabilities represents accrued data processing conversion expenses not yet paid and a deferred tax liability created by market value adjustments.

          i. As the transaction was accounted for as a purchase, the equity of Parkville was eliminated.

II. Unaudited Pro Forma Condensed Combined Statement of Income for the nine months ended March 31, 2004 and for the Year Ended June 30, 2003.

                                                              Nine Months Ended March 31, 2004
                                             --------------------------------------------------------------
                                             Patapsco         Parkville         Adjustments        Combined
                                             --------         ---------         -----------        --------
                                                               (In thousands, except per share data)

Total Interest income                         $ 7,578        $1,649              ($54) (a)          $9,173

Total interest expense....................      2,745           611              (153) (b)           3,203
                                              -------        ------              ----  ---          ------

Net interest income.......................      4,833         1,038                99                5,970

Loan loss provision.......................         42             8                 0                   50
                                              -------        ------              ----               ------

Net interest income after provision.......      4,791         1,030                99                5,920

Noninterest income........................        429            73                 0                  502

Noninterest expense.......................      3,541           938                39  (c)           4,518
                                              -------        ------              ----  ---          ------

Net income before taxes...................      1,679           165                60                1,904

Income taxes..............................        620            62                23                  705
                                              -------        ------              ----               ------

Income before cumulative effect
   of accounting change...................    $ 1,059        $  103              $ 37               $1,199

Cumulative effect of accounting
   change, net of tax.....................          0             0                 0                    0
                                              -------        ------              ----               ------

Net income................................    $ 1,059        $  103              $ 37               $1,199

Dividends on preferred stock..............        138             0                 0                  138
                                              -------        ------              ----               ------

Net income available to holders
    of common stock.......................    $   921        $  103              $ 37               $ 1,061
                                              =======        ======              ====               =======

Earnings per common share
  Basic...................................    $  1.99                                               $   2.29
  Diluted.................................    $  1.68                                               $   1.90
Weighted average shares outstanding
  Basic...................................        463                                                    463
  Diluted.................................        630                                                    630

Note 1. The unaudited pro forma condensed combined statements of operations have been prepared to reflect the acquisition of Parkville Federal by Patapsco Bancorp, Inc. Pro forma adjustments are made to reflect:

         a. The adjustment to interest income represents the net amortization of of loan and investment premiums and discounts.

         b. The decrease in interest expense represents the amortization of the market value adjustment to Parkville's certificates of deposits somewhat offset by interest expense on the loan used to fund the acquisition.

         c. Non-interest expense is increased by $39,000 representing the nine-month amortization of the core deposit intangible.


                                                                  Year Ended June 30, 2000
                                                -------------------------------------------------------------
                                                Patapsco      Parkville         Adjustments        Combined
                                                --------      ---------         -----------        --------
                                                               (In thousands, except per share data)

Total Interest income                         $10,764        $2,441             ($72) (a)            $13,133

Total interest expense....................      3,992         1,013             (204) (b)              4,801
                                              -------        ------             ----- ---            -------

Net interest income.......................      6,772         1,428              132                   8,332

Loan loss provision.......................        531            12                0                     543
                                              -------        ------             -----                -------

Net interest income after provision.......      6,241         1,416              132                   7,749

Noninterest income........................        568           119                0                     687

Noninterest expense.......................      4,677         1,232               52  (c)              5,961
                                              -------        ------             ----- ---            -------

Net income before taxes...................      2,132           303               80                   2,515

Income taxes..............................        787           107               31                     925
                                              -------        ------             -----                -------

Income before cumulative effect
   of accounting change...................    $ 1,345        $  196             $ 49                 $ 1,590

Cumulative effect of accounting
   change, net of tax.....................          0             0                0                       0
                                              -------        ------             -----                -------

Net income................................    $ 1,345        $  196             $ 49                 $ 1,590

Dividends on preferred stock..............        187             0                0                     187
                                              -------        ------             -----                -------

Net income available to holders
    of common stock.......................    $ 1,158        $  196             $ 49                 $1,403
                                              =======        ======             =====                =======

Earnings per common share
  Basic...................................    $  2.81                                                $  3.41
  Diluted.................................    $  2.41                                                $  2.85
Weighted average shares outstanding
  Basic...................................        412                                                    412
 Diluted..................................        558                                                    558

Note 1. The unaudited pro forma condensed combined statements of operations have been prepared to reflect the acquisition of Parkville Federal by Patapsco Bancorp, Inc. Pro forma adjustments are made to reflect:

          a. The adjustment to interest income represents the net amortization of of loan and investment premiums and discounts.

          b. The decrease in interest expense represents the amortization of the market value adjustment to Parkville's certificates of deposits somewhat offset by interest expense on the loan used to fund the acquisition.

          c. Non-interest expense is increased by $52,000 representing the nine-month amortization of the core deposit intangible.